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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               -----------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 13, 1996

                        N-VIRO INTERNATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     0-21802                 34-1741211
(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)           Identification No.)

    3450 W. Central Avenue, Suite 328
            Toledo, Ohio                                        43606
 (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (419) 535-6374


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Item 5.           Other Items

         On December 13, 1996, N-Viro International Corporation issued a press release, incorporated by reference within as Exhibit 1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated: January 13, 1997             By:   /s/ James K. McHugh
      ---------------------               -------------------
                                          James K. McHugh
                                          Chief Financial Officer


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                        N-VIRO INTERNATIONAL CORPORATION

                                Index to Exhibits
                                -----------------

                                                             Sequentially
Exhibit                                                          Numbered
Number        Description                                            Page
------        -------------                                  ------------

1.            Press Release Dated December 13, 1996                    4



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NEWS RELEASE                                              FOR IMMEDIATE RELEASE

                                                   For More Information Contact:
                                                            J. Patrick Nicholson
                                                         Chief Executive Officer
                                                                              or
                                                                 James K. McHugh
                                                         Chief Financial Officer
                                                                  (419) 535-6374

                   MANAGEMENT CHANGES AT N-VIRO INTERNATIONAL

Toledo, Ohio, December 13, 1996 -- N-Viro International Corporation's (Nasdaq
SmallCap: NVIC) Chief Executive Officer, J. Patrick Nicholson, today announced management changes at the company. "Christopher Mahoney has resigned as Director, Chief Operating Officer and Executive Vice President of N-Viro. Mahoney has entered into an agreement to independently represent the company on a performance-based contract for New England, New York, Pennsylvania and on special projects. Mahoney will maintain his office at N-Viro and his residence in Toledo," Nicholson stated.

 "N-Viro is committed to escalating our efforts on technology sales and growth opportunities. This we are doing by focusing all key resources on sales," Nicholson said.

N-Viro also announced that Michael Nicholson, National Sales Manager, will become Vice President, Sales and Marketing. James McHugh has been promoted from Controller to Chief Financial Officer.

N-Viro has developed and patented technologies that combine mineral by-products, caused by clean air pollution control regulations, with organic by-products, caused by clean water pollution control regulations, to create pasteurized, stabilized and immobilized bio-organic, mineral ag-lime products. These products are capable of providing sustainable soil fertility, reducing chemical fertilizer and pesticide dependency, and ensuring sustainable soil and water quality. N-Viro Soil(TM), produced according to N-Viro Process specifications, is an "exceptional quality" sludge product under USEPA Section 503 Sludge Regulations. More than forty (40) plants are now licensed to use N-Viro's technology worldwide.




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